Exhibit 10.29

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND ASSUMPTION AGREEMENT

This Third Amendment to Loan and Security Agreement and Assumption Agreement (this “Assumption Agreement”) is entered into as of January 4, 2021, by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (b) (i) MOTUS GI, INC., a Delaware corporation, with its principal place of business at 1301 East Broward Boulevard, 3rd Floor Fort Lauderdale, Florida 33301 (“Existing Borrower”), (ii) MOTUS GI, LLC, a Delaware limited liability company, with its principal place of business at 1301 East Broward Boulevard, 3rd Floor Fort Lauderdale, Florida 33301 (“New Borrower”), and (iii) MOTUS GI HOLDINGS, INC., a Delaware corporation, with its principal place of business at 1301 East Broward Boulevard, 3rd Floor Fort Lauderdale, Florida 33301 (“Holdings”).

Reference is made to that certain Loan and Security Agreement dated as of December 13, 2019, as amended by that certain Joinder and First Amendment to Loan and Security Agreement dated as of February 7, 2020 between Bank and Borrower, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of February 25, 2020 between Bank and Borrower (as may be further amended, affected, modified, restated, replaced, or supplemented from time to time, the “Loan Agreement”). All capitalized terms used herein without definitions shall have the meanings given such terms in the Loan Agreement.

1. Assumption. New Borrower is the successor entity to Existing Borrower. New Borrower hereby agrees to substitute itself as the “Borrower” under the Loan Agreement and each of the Loan Documents in lieu of Existing Borrower, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and the Loan Documents, as if it were originally named “Borrower” therein. Without limiting the generality of the preceding sentence, New Borrower hereby assumes and agrees to pay and perform when due all present and future indebtedness, liabilities and obligations of Existing Borrower under the Loan Agreement, including, without limitation, the Obligations. All references in the Loan Documents to “Borrower” shall be deemed to refer to New Borrower. Furthermore, all present and future obligations of Existing Borrower shall be deemed to refer to all present and future obligations of New Borrower. New Borrower acknowledges that the Obligations are due and owing to Bank from Existing Borrower, without any defense, offset or counterclaim of any kind or nature whatsoever as of the date hereof.

2. Grant of Security Interest. To secure the payment and performance in full of all of the Obligations, New Borrower hereby grants to Bank a continuing lien upon and security interest in all of New Borrower’s now existing or hereafter arising rights and interest in such assets of New Borrower as are consistent with the description of the Collateral set forth on Exhibit A of the Loan Agreement (as if such Collateral were deemed to pertain to the assets of New Borrower), whether now owned or existing or hereafter created, acquired, or arising, and wherever located, and including, without limitation, all of New Borrower’s assets (excluding Intellectual Property), and all of New Borrower’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Bank that are reasonably deemed necessary by Bank in order to grant a valid, perfected first priority security interest to Bank in the Collateral. New Borrower hereby authorizes Bank to file financing statements, without notice to New Borrower, with all appropriate jurisdictions and filing offices in order to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either New Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code. Any such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion. Upon Borrower’s written request, Bank shall provide Borrower with copies of the filed financing statements.

3. Representations and Warranties. New Borrower hereby represents and warrants to Bank that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) with respect to New Borrower, with the same force and effect as if New Borrower were named as the “Borrower” in the Loan Documents.

4. Delivery of Documents. New Borrower hereby agrees that the following shall be delivered to Bank prior to or concurrently with this Assumption Agreement, each in form and substance satisfactory to Bank:

A.	a limited liability company borrowing certificate for New Borrower with respect to New Borrower’s certificate of formation, operating agreement, incumbency and resolutions authorizing the execution and delivery of this Assumption Agreement and the other documents required by Bank in connection with this Assumption Agreement;

B.	the Operating Documents and long-form good standing certificate of New Borrower certified by the Secretary of State Delaware as of a date no earlier than thirty (30) days prior to the date hereof;

C.	duly executed signatures to a Cash Pledge Agreement, in form and substance acceptable to Bank; and

D.	such other documents as Bank may reasonably request.

5. Amendments to Loan Agreement.

5.1 Section 6.12 (Post-Closing Deliverables). Section 6.12 is amended in its entirety and replaced with the following:

“6.12 Post-Closing Deliverables. Deliver to Bank, within forty-five (45) days after the Third Amendment Effective Date, a Perfection Certificate of New Borrower, together with the duly executed signature thereto.”

5.2 Section 13.1 (Definitions). The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“    “Motus GI” is Motus GI, LLC, a Delaware limited liability company.”

5.3 Section 13.1 (Definitions). The following new term and its respective definition set forth in Section 13.1 is hereby inserted alphabetically in Section 13.1:

“   “Third Amendment Effective Date” is January 4, 2021.”

5.4 Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

5.5 Exhibit C (Loan Payment/Advance Request Form). The Loan Payment/Advance Request Form appearing as Exhibit C to the Loan Agreement is deleted in its entirety and replaced with the Loan Payment/Advance Request Form attached as Schedule 2 attached hereto.

6. Limitation of Amendments.

6.1 The amendments set forth in Section 5 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

6.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

7. Fees and Bank Expenses. New Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this Assumption Agreement and other documents to be executed in connection herewith.

8. Choice of Law, Venue and Jury Trial Waiver. Massachusetts law governs this Assumption Agreement without regard to principles of conflicts of law. New Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Massachusetts, provided, however, that nothing in this Assumption Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST NEW BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST NEW BORROWER OR ITS PROPERTY.

NEW BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS ASSUMPTION AGREEMENT, THE LOAN AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS ASSUMPTION AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

9. Consistent Changes. The existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

10. Ratification of Loan Documents. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

11. No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

12. Continuing Validity. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the existing Loan Documents. Except as expressly modified pursuant to this Assumption Agreement, the terms of the existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Assumption Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Assumption Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Assumption Agreement.

13. Countersignatures. This Assumption Agreement shall become effective only when it shall have been executed by New Borrower and Bank. This Assumption Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one agreement. Each party hereto may execute this Assumption Agreement by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

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This Assumption Agreement is executed as of the date first written above.

NEW BORROWER:

MOTUS GI, LLC

By:	/s/ Timothy P. Moran
Name:	Timothy P. Moran
Title:	Chief Executive Officer

EXISTING BORROWER:

MOTUS GI, INC.

By:	/s/ Timothy P. Moran
Name:	Timothy P. Moran
Title:	Chief Executive Officer

HOLDINGS:

MOTUS GI HOLDINGS, INC.

By:	/s/ Timothy P. Moran
Name:	Timothy P. Moran
Title:	Chief Executive Officer

BANK:

SILICON VALLEY BANK

By:	/s/ Sam Subilia
Name:	Sam Subilia
Title:	Director

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date: _____________________

FROM:	MOTUS GI HOLDINGS, INC.

MOTUS GI, LLC.

The undersigned authorized officer of MOTUS GI HOLDINGS, INC. and MOTUS GI, LLC. (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes No
Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 180 days	Yes No
Board approved projections	Within 90 days after FYE	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

	Required	Actual	Complies

Liquidity Requirement (to be maintained at all times)	at least $10,000,000.00	$_______	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

MOTUS GI HOLDINGS, INC.	BANK USE ONLY

Received by:
By:		authorized signer
Name:	Date:
Title:
Verified:
MOTUS GI, LLC		authorized signer
Date:

By:	Compliance Status: Yes No
Name:
Title:

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated: ____________________

I.	Liquidity (Section 6.7)

Required: At all times, Borrower shall maintain unrestricted and unencumbered cash in accounts with Bank in an amount equal to at least Ten Million Dollars ($10,000,000.00).

Actual:

A.	Unrestricted and unencumbered cash in accounts with Bank	$

Is Line A equal to or greater than or equal to $10,000,000.00?

______ No, not in compliance	______ Yes, in compliance

Schedule 2

EXHIBIT C – LOAN PAYMENT/ADVANCE REQUEST FORM

Deadline for same day processing is 1:00 PM EASTERN Time

Fax To:	Date: _____________________

Loan Payment:           MOTUS GI HOLDINGS, INC. and MOTUS GI, LLC.

From Account #__________________________________  To Account #____________________________________

                (Deposit Account #)                                                                   (Loan Account #)

Principal $_____________________________________ and/or Interest $____________________________________

Authorized Signature:________________________________ Phone Number: _________________________________

Print Name/Title: ____________________________

Loan Advance:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #_____________________________  To Account #_________________________________________

           (Loan Account #)                                                                   (Deposit Account #)

Amount of Term Loan Advance $___________________________

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:________________________________   Phone Number: ________________________________

Print Name/Title: ___________________________

Outgoing Wire Request:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Deadline for same day processing is 1:00 PM, Eastern Time

Beneficiary Name: __________________________                 Amount of Wire: $_________________________________

Beneficiary Bank: __________________________                  Account Number: _________________________________

City and State: ___________________________

Beneficiary Bank Transit (ABA) #: ____________                     Beneficiary Bank Code (Swift, Sort, Chip, etc.): ____________

       (For International Wire Only)

Intermediary Bank: _______________________                       Transit (ABA) #: __________________________________

For Further Credit to: ______________________________________________________________________________

Special Instruction: _______________________________________________________________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: ________________________               2nd Signature (if required): __________________________

Print Name/Title: _________________________                      Print Name/Title: _________________________________

Telephone #: __________________________                          Telephone #: ____________________________________